--------------------------------------------------------------------------------
LARGE-CAP VALUE
--------------------------------------------------------------------------------

AllianceBernstein
Value Fund

Annual Report
November 30, 2001

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 16, 2002

Dear Shareholder:

This report provides an update of the performance and market review for AllianceBernstein Value Fund (the "Fund") since the Fund's inception through November 30, 2001.

Investment Objective and Policies

This open-end Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of companies with relatively large market capitalizations that Alliance believes are undervalued. The Fund's policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities.

Investment Results

The following table provides performance for the Fund and its benchmark, the Russell 1000 Value Index, for the six-month period ended November 30, 2001 and since the Fund's inception on March 29, 2001.

INVESTMENT RESULTS*
Periods Ended November 30, 2001

                                                           -------------------
                                                              Total Returns
                                                           -------------------
                                                                         Since
                                                           6 Months  Inception**
------------------------------------------------------------------------------

AllianceBernstein Value Fund
   Class A                                                   -3.84%      2.60%
------------------------------------------------------------------------------
   Class B                                                   -4.22%      2.20%
------------------------------------------------------------------------------
   Class C                                                   -4.22%      2.10%
------------------------------------------------------------------------------
Russell 1000 Value Index                                     -8.66%     -2.03%
------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

** The Fund's inception date for all share classes is March 29, 2001. Data for the Russell 1000 Value Index is shown from March 31,


--------------------------------------------------------------------------------
                                                ALLIANCEBERNSTEIN VALUE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      2001, the first month-end following the Fund's inception. The Russell 1000 Value Index is an unmanaged index of securities in the Russell 1000 Index with a greater-than-average value orientation. The Russell 1000 Index is an unmanaged index comprised of the 1000 largest-capitalization companies that are traded in the United States. The indices reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Value Fund.

      Additional investment results appear on pages 6-7.

In the generally weak overall market environment, the Fund held up better than its benchmark over the six-month period and since the Fund's inception. This outperformance was largely attributable to strong stock selection. Underweight positions in the technology and telecommunications sectors, which fared poorly until the last two months of the reporting period, contributed in part to the Fund's outperformance. More importantly, the largest portion of the Fund's premium came from selecting better-than-average performers across virtually all sectors.

Market Review

The stock market weakened early in the year, as concerns mounted about the downturn in the economy. Then, just as it began to look as if we were nearing the bottom of the economic cycle, the September 11 attacks forestalled hopes of near-term recovery, and stocks sold off in the weeks that followed.

The events of September 11 made investors far more risk averse than they had been for much of the 1990s. As investments with the least risk gained new allure in the increasingly uncertain economic environment, prices for bonds and equities fell while their potential returns rose. Bonds became more attractively priced relative to short-term instruments, and stocks became more attractive relative to bonds than they had been for five or six years.

At the same time, several developments were moderating equity risk. Central banks around the world moved to stave off more pronounced economic slowing by continuing to aggressively reduce interest rates. Although earnings reports continued to show weakness, in many cases they proved stronger than many analysts had expected following the September 11 disruption.


--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN VALUE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Earnings resilience stemmed in part from the fact that while many businesses had cut production, sales were greater than anticipated because of better-than-expected consumer spending. As a result, inventories across many businesses have contracted rapidly. Now, the outlook for the economy is improving partly because production must be increased in order to restore inventories to normal levels. Indications of improving fundamentals helped spark a rally in the markets during the final two months of the reporting period, with technology and telecommunications stocks as the primary beneficiaries.

Strategy Review

The strength of technology and telecommunications stocks in October and November raised the question of whether we have reached the end of the value recovery that began in March 2000, which had been benefiting value stocks like those that the Fund emphasizes. With the value opportunity in the market now at a normal level, we think there is ample opportunity for good performance from value stocks. Although technology and telecommunications stocks have enjoyed a short-term resurgence, our analysis shows, in general, that they are now priced too high in relation to realistic earnings prospects. Earlier we had moved to take advantage of more attractively priced opportunities in this area, purchasing shares of WorldCom, Inc.--WorldCom Group (a telecommunications-service company) and Tellabs, Inc. (a telecommunications-equipment company), for example. For the technology and telecommunications sectors in general, fundamentals have to improve considerably before current stock prices look attractive. Others sectors, we believe, presently offer more compelling value opportunities.

One area where values are particularly pronounced is in the financial sector, which has traded down on investor fears that credit losses on consumer and business loans would rise in a weak economy. In our view, the market has overreacted and priced these stocks well below their fair value. Since they are a lagging indicator of economic performance, we agree that credit losses are likely to rise in the period just ahead. However, we think credit problems will be contained, because banks did not finance the excesses of the last cycle. Given banks' generally strong capital ratios and lower loan losses as compared to the last recession, we think that many banks are well positioned to absorb their loan losses, particularly since the steep yield curve has improved interest margins for most institutions.


--------------------------------------------------------------------------------
                                                ALLIANCEBERNSTEIN VALUE FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Pro-cyclical stocks--industrial resource producers, railroads and retailers--also offer attractive opportunity, despite their strong performance this year. These stocks generally outperformed their benchmarks because investors recognized that their stock prices did not accurately reflect their future earnings capability. Industrial resource producers, for example, rallied as investors recognized that they were well positioned to deliver large earnings gains in an economic recovery due to management showing unusual restraint in adding capacity in recent years. Railroads gained on increased investor confidence in their ability to improve operations. Retail stocks benefited from growing investor recognition that traditional retailing was not nearly as threatened by Internet sales as was feared two years ago.

As a result of their strong performance, some cyclical stocks are no longer as deeply undervalued--and we have reduced our overweight positions in these issues. However, we continue to find many of these stocks (and other "Old Economy" stocks) attractively priced in relation to our forecasts for their earnings over the next few years. The Fund's current position in cyclical stocks remains meaningfully larger than their weight in the Russell 1000 Value Index.

Outlook

Amid continued uncertainty about the timing of the economic recovery, we continue to emphasize companies with solid balance sheets that should sustain them even if the environment remains weak--and make them among the first to benefit should the environment improve. A significant portion of the Fund's holdings is invested in well-capitalized, consumer-oriented financial companies that have traded down too far in response to credit losses that we expect will not be extensive. Another meaningful piece of the Fund's portfolio is invested in those cyclical companies whose disciplined investment programs over the past few years have kept capacity in check. Finally, the Fund is invested in defensive stocks such as electric utilities and energy; we have made these investments because they offer good value, but they should also serve to cushion the Fund's portfolio if economic weakness persists. We continue to see significant potential for outperformance through value-oriented stock selection.


--------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN VALUE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

We thank you for your interest and investment in AllianceBernstein Value Fund. We look forward to reporting to you on the Fund's performance in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Marilyn G. Fedak

Marilyn G. Fedak
Senior Vice President


/s/ Steven Pisarkiewicz

Steven Pisarkiewicz
Senior Vice President

[PHOTO OMITTED] John D. Carifa

[PHOTO OMITTED] Marilyn G. Fedak

[PHOTO OMITTED] Steven Pisarkiewicz

Portfolio Managers, Ms. Fedak and Mr. Pisarkiewicz, have 45 years of combined investment experience.


--------------------------------------------------------------------------------
                                                ALLIANCEBERNSTEIN VALUE FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
November 30, 2001

INCEPTION DATES

Class A Shares
3/29/01
Class B Shares
3/29/01
Class C Shares
3/29/01

PORTFOLIO STATISTICS

Net Assets ($mil): $198.1

SECTOR BREAKDOWN

    33.5% Financial
    11.6% Utilities
    10.3% Consumer Cyclicals
     9.7% Energy
     7.2% Consumer Staples
     7.0% Industrial Commodities              [PIE CHART OMITTED]
     5.3% Technology
     3.6% Capital Equipment
     3.1% Consumer Growth
     1.9% Non-Financial
     1.5% Services

     5.3% Short-Term

HOLDING TYPE

     94.7% Equity                              [PIE CHART OMITTED]

      5.3% Short-Term

All data as of November 30, 2001. The Fund's sector breakdown and holding type are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN VALUE FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

CUMULATIVE TOTAL RETURNS AS OF NOVEMBER 30, 2001

Class A Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge         With Sales Charge
        Since Inception*                  2.60%                     -1.72%

Class B Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge         With Sales Charge
        Since Inception*                  2.20%                     -1.80%

Class C Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge         With Sales Charge
        Since Inception*                  2.10%                      1.10%

SEC CUMULATIVE TOTAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2001)

                                Class A              Class B            Class C
                                 Shares               Shares             Shares
--------------------------------------------------------------------------------
        Since Inception*           0.28%                0.21%              3.21%

The Fund's investment results represent cumulative total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with this class.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date for all share classes: 3/29/01.


--------------------------------------------------------------------------------
                                                ALLIANCEBERNSTEIN VALUE FUND o 7

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
November 30, 2001

                                                                     Percent of
Companies                                          Value             Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corp.                            $    8,228,000              4.2%
--------------------------------------------------------------------------------
Citigroup, Inc.                                   6,945,500              3.5
--------------------------------------------------------------------------------
Verizon Communications, Inc.                      5,715,200              2.9
--------------------------------------------------------------------------------
Bank of America Corp.                             4,603,500              2.3
--------------------------------------------------------------------------------
Wells Fargo & Co.                                 3,415,440              1.7
--------------------------------------------------------------------------------
ChevronTexaco Corp.                               3,375,747              1.7
--------------------------------------------------------------------------------
Federal National Mortgage Assn.                   3,301,200              1.7
--------------------------------------------------------------------------------
Philip Morris Companies, Inc.                     3,160,390              1.6
--------------------------------------------------------------------------------
SBC Communications, Inc.                          3,065,160              1.5
--------------------------------------------------------------------------------
Bank One Corp.                                    2,583,360              1.3
--------------------------------------------------------------------------------
                                             $   44,393,497             22.4%

MAJOR PORTFOLIO CHANGES
Six Months Ended November 30, 2001

                                           -------------------------------------
                                                         Shares*
                                           -------------------------------------
Purchases                                   Bought           Holdings 11/30/01
--------------------------------------------------------------------------------
Bank of America Corp.                       45,200                      75,000
--------------------------------------------------------------------------------
Citigroup, Inc.                             83,600                     145,000
--------------------------------------------------------------------------------
Exxon Mobil Corp.                          178,800                     220,000
--------------------------------------------------------------------------------
Federal National Mortgage Assn.             23,500                      42,000
--------------------------------------------------------------------------------
Hewlett-Packard Co.                        104,000                     110,000
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                     48,900                      66,000
--------------------------------------------------------------------------------
U.S. Bancorp                               111,900                     119,000
--------------------------------------------------------------------------------
Verizon Communications, Inc.                75,900                     121,600
--------------------------------------------------------------------------------
Wells Fargo & Co.                           48,400                      79,800
--------------------------------------------------------------------------------
WorldCom, Inc.-WorldCom Group              173,500                     173,500
--------------------------------------------------------------------------------

Sales                                         Sold           Holdings 11/30/01
--------------------------------------------------------------------------------
American International Group, Inc.          14,147                       8,053
--------------------------------------------------------------------------------
C.R. Bard, Inc.                              5,400                          -0-
--------------------------------------------------------------------------------
Cooper Industries, Inc.                     12,800                          -0-
--------------------------------------------------------------------------------
IBP, Inc.                                   22,100                          -0-
--------------------------------------------------------------------------------
Johnson & Johnson                            7,000                       6,000
--------------------------------------------------------------------------------
Kerr-McGee Corp.                             6,300                          -0-
--------------------------------------------------------------------------------
McKesson HBOC, Inc.                          9,700                          -0-
--------------------------------------------------------------------------------
Schering-Plough Corp.                        9,900                          -0-
--------------------------------------------------------------------------------
The Southern Co.                            22,700                          -0-
--------------------------------------------------------------------------------
Unocal Corp.                                14,100                          -0-
--------------------------------------------------------------------------------

*     Adjusted for a spin-off and stock splits.


--------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN VALUE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2001

Company                                                  Shares            Value
--------------------------------------------------------------------------------

COMMON STOCKS-94.5%

Financial-33.5%
Banks - NYC-4.8%
Citigroup, Inc. ....................................    145,000   $    6,945,500
J. P. Morgan Chase & Co. ...........................     66,000        2,489,520
                                                                  --------------
                                                                       9,435,020
                                                                  --------------
Finance - Personal Loans-0.7%
American Express Co. ...............................     10,400          342,264
Countrywide Credit Industries, Inc. ................     25,000        1,062,000
                                                                  --------------
                                                                       1,404,264
                                                                  --------------
Life Insurance-1.1%
MetLife, Inc. ......................................     43,000        1,179,490
Torchmark Corp. ....................................     23,900          942,855
                                                                  --------------
                                                                       2,122,345
                                                                  --------------
Major Regional Banks-15.0%
AmSouth Bancorp. ...................................     63,000        1,154,160
Bank of America Corp. ..............................     75,000        4,603,500
Bank One Corp. .....................................     69,000        2,583,360
Charter One Financial, Inc. ........................     35,700          983,535
FleetBoston Financial Corp. ........................     67,000        2,462,250
Huntington Bancshares, Inc. ........................     63,300        1,024,827
KeyCorp. ...........................................     57,000        1,305,300
National City Corp. ................................     56,000        1,568,000
Regions Financial Corp. ............................     38,000        1,093,260
SouthTrust Corp. ...................................     51,000        1,247,970
SunTrust Banks, Inc. ...............................     23,000        1,454,980
Union Planters Corp. ...............................     27,000        1,172,070
UnionBanCal Corp. ..................................     22,300          819,302
U.S. Bancorp........................................    119,000        2,258,620
Wachovia Corp. .....................................     82,200        2,544,090
Wells Fargo & Co. ..................................     79,800        3,415,440
                                                                  --------------
                                                                      29,690,664
                                                                  --------------
Miscellaneous Financial-2.8%
Lehman Brothers Holdings, Inc. .....................     23,800        1,574,370
Merrill Lynch & Co., Inc. ..........................     22,900        1,147,061
MGIC Investment Corp. ..............................     19,900        1,165,145
Morgan Stanley Dean Witter & Co. ...................     30,000        1,665,000
                                                                  --------------
                                                                       5,551,576
                                                                  --------------
Multi-Line Insurance-2.3%
Aetna, Inc. ........................................     25,000          779,250
American International Group, Inc. .................      8,053          663,567
CIGNA Corp. ........................................     16,400        1,496,172
Health Net, Inc.(a).................................     45,200          904,000
Humana, Inc.(a).....................................     62,100          781,218
                                                                  --------------
                                                                       4,624,207
                                                                  --------------


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                                                ALLIANCEBERNSTEIN VALUE FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                  Shares            Value
--------------------------------------------------------------------------------

Property / Casualty Insurance-2.9%
Allstate Corp. .....................................     55,900   $    1,914,016
Aon Corp. ..........................................     23,800          852,754
Chubb Corp. ........................................     13,000          910,780
Old Republic International Corp. ...................     18,000          483,300
St. Paul Companies, Inc. ...........................     18,000          847,440
XL Capital, Ltd. Cl.A...............................      8,400          781,032
                                                                  --------------
                                                                       5,789,322
                                                                  --------------
Savings & Loan-3.9%
Federal Home Loan Mortgage Corp. ...................     20,000        1,323,400
Federal National Mortgage Assn. ....................     42,000        3,301,200
Golden West Financial Corp. ........................     21,000        1,085,700
Washington Mutual, Inc. ............................     63,350        1,981,588
                                                                  --------------
                                                                       7,691,888
                                                                  --------------
                                                                      66,309,286
                                                                  --------------
Utilities-11.6%
Electric Companies-3.8%
Ameren Corp. .......................................     28,000        1,144,640
American Electric Power Co., Inc. ..................     34,000        1,402,500
Cinergy Corp. ......................................     36,000        1,061,280
CMS Energy Corp. ...................................     11,100          255,633
Consolidated Edison, Inc. ..........................     30,000        1,158,600
FirstEnergy Corp. ..................................     19,000          641,820
Western Resources, Inc. ............................     34,000          586,500
Wisconsin Energy Corp. .............................     10,500          229,425
Xcel Energy, Inc. ..................................     38,000        1,037,780
                                                                  --------------
                                                                       7,518,178
                                                                  --------------
Telephone-7.8%
AT&T Corp. .........................................     69,400        1,213,806
BellSouth Corp. ....................................     35,000        1,347,500
SBC Communications, Inc. ...........................     82,000        3,065,160
Sprint Corp. .......................................     73,000        1,590,670
Verizon Communications, Inc. .......................    121,600        5,715,200
WorldCom, Inc.-WorldCom Group(a)....................    173,500        2,522,690
                                                                  --------------
                                                                      15,455,026
                                                                  --------------
                                                                      22,973,204
                                                                  --------------
Consumer Cyclicals-10.2%
Apparel Manufacturing-1.3%
Jones Apparel Group, Inc.(a)........................     30,700          958,454
Liz Claiborne, Inc. ................................     21,000        1,049,580
V. F. Corp. ........................................     17,000          645,660
                                                                  --------------
                                                                       2,653,694
                                                                  --------------
Auto Parts - After Market-1.0%
Genuine Parts Co. ..................................     35,300        1,189,610
Snap-On, Inc. ......................................     25,000          782,500
                                                                  --------------
                                                                       1,972,110
                                                                  --------------


--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN VALUE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                  Shares            Value
--------------------------------------------------------------------------------

Autos & Auto Parts-2.4%
Autoliv, Inc. ......................................     36,400   $      671,580
Dana Corp. .........................................     27,100          371,270
Ford Motor Co. .....................................     42,700          808,738
General Motors Corp. ...............................     12,200          606,340
Lear Corp.(a).......................................     26,000          929,500
TRW, Inc. ..........................................     20,100          784,302
Visteon Corp. ......................................     38,000          524,400
                                                                  --------------
                                                                       4,696,130
                                                                  --------------
Home Furnishings-0.5%
Leggett & Platt, Inc. ..............................     50,000        1,082,000
                                                                  --------------

Hotel/Motel-0.3%
Hilton Hotels Corp. ................................     70,000          693,000
                                                                  --------------

Household - Appliances/Durables-1.1%
Black & Decker Corp. ...............................     29,000        1,074,160
Whirlpool Corp. ....................................     17,000        1,117,920
                                                                  --------------
                                                                       2,192,080
                                                                  --------------
Miscellaneous-1.0%
Fortune Brands, Inc. ...............................     30,000        1,178,100
Newell Rubbermaid, Inc. ............................     31,600          810,540
                                                                  --------------
                                                                       1,988,640
                                                                  --------------
Retailers-2.3%
Big Lots, Inc.(a)...................................      9,900           93,060
Federated Department Stores, Inc.(a)................     33,500        1,239,500
May Department Stores Co. ..........................     26,400          946,176
Sears, Roebuck & Co. ...............................     34,000        1,547,340
TJX Cos, Inc. ......................................     18,500          697,265
                                                                  --------------
                                                                       4,523,341
                                                                  --------------
Tires & Rubber Goods-0.3%
Goodyear Tire & Rubber Co. .........................     22,400          501,760
                                                                  --------------
                                                                      20,302,755
                                                                  --------------
Energy-9.7%
Oils - Integrated Domestic-3.0%
Amerada Hess Corp. .................................      8,800          511,280
Ashland, Inc. ......................................     24,500        1,044,925
Occidental Petroleum Corp. .........................     49,500        1,237,500
Phillips Petroleum Co. .............................     26,000        1,446,380
Sunoco, Inc. .......................................     22,000          804,320
Ultramar Diamond Shamrock Corp. ....................     10,300          494,400
Valero Energy Corp. ................................     13,100          458,500
                                                                  --------------
                                                                       5,997,305
                                                                  --------------


--------------------------------------------------------------------------------
                                               ALLIANCEBERNSTEIN VALUE FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                  Shares            Value
--------------------------------------------------------------------------------

Oils - Integrated International-6.7%
ChevronTexaco Corp. ................................     39,710   $    3,375,747
Conoco, Inc. .......................................     59,000        1,614,830
Exxon Mobil Corp. ..................................    220,000        8,228,000
                                                                  --------------
                                                                      13,218,577
                                                                  --------------
                                                                      19,215,882
                                                                  --------------
Consumer Staples-7.2%
Foods-3.0%
ConAgra Foods, Inc. ................................     57,000        1,309,290
H.J. Heinz Co. .....................................     23,514          896,354
Hormel Foods Corp. .................................     42,000        1,051,680
Kellogg Co. ........................................     16,800          495,432
Sara Lee Corp. .....................................     57,000        1,247,160
Tyson Foods, Inc. Cl.A..............................     79,738          959,248
                                                                  --------------
                                                                       5,959,164
                                                                  --------------
Restaurants-0.6%
McDonald's Corp. ...................................      6,200          166,408
Wendy's International, Inc. ........................     37,000        1,051,910
                                                                  --------------
                                                                       1,218,318
                                                                  --------------
Retail - Food-0.4%
SUPERVALU, Inc. ....................................     35,600          807,052
                                                                  --------------

Soaps & Household Chemicals-0.8%
Procter & Gamble Co. ...............................     21,000        1,626,660
                                                                  --------------

Sugar Refiners-0.8%
Archer-Daniels-Midland Co. .........................     95,375        1,467,821
                                                                  --------------

Tobacco-1.6%
Philip Morris Companies, Inc. ......................     67,000        3,160,390
                                                                  --------------
                                                                      14,239,405
                                                                  --------------
Industrial Commodities-7.0%
Chemicals-4.2%
Cabot Corp. ........................................     17,100          620,901
Dow Chemical Co. ...................................     57,000        2,137,500
E. I. du Pont de Nemours & Co. .....................     35,600        1,578,504
Eastman Chemical Co. ...............................     12,800          491,136
Hercules, Inc.(a)...................................     31,700          320,170
Lubrizol Corp. .....................................     21,500          685,635
PPG Industries, Inc. ...............................     24,400        1,311,988
Praxair, Inc. ......................................     21,500        1,137,780
                                                                  --------------
                                                                       8,283,614
                                                                  --------------
Containers-0.2%
Bemis Co., Inc. ....................................      4,500          226,215
Owens-Illinois, Inc.(a).............................     19,300          158,646
                                                                  --------------
                                                                         384,861
                                                                  --------------


--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN VALUE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                  Shares            Value
--------------------------------------------------------------------------------

Paper-2.6%
Boise Cascade Corp. ................................     25,800   $      826,632
Georgia-Pacific Corp. ..............................     42,000        1,346,520
International Paper Co. ............................     13,500          539,325
Smurfit-Stone Container Corp.(a)....................     62,800        1,010,452
Temple-Inland, Inc. ................................     13,500          771,390
Westvaco Corp. .....................................     26,400          755,304
                                                                  --------------
                                                                       5,249,623
                                                                  --------------
                                                                      13,918,098
                                                                  --------------
Technology-5.3%
Communication - Equip. Mfrs.-0.4%
Tellabs, Inc.(a)....................................     55,700          851,096
                                                                  --------------

Computers-2.1%
Hewlett-Packard Co. ................................    110,000        2,418,900
International Business Machines Corp. ..............      9,000        1,040,310
Quantum Corp. - DLT & Storage Systems(a)............     75,000          712,500
                                                                  --------------
                                                                       4,171,710
                                                                  --------------
Computer Services/Software-0.6%
Electronic Data Systems Corp. ......................     17,000        1,176,740
                                                                  --------------

Miscellaneous Industrial Technology-2.0%
Arrow Electronics, Inc.(a)..........................     31,625          870,320
Avnet, Inc. ........................................     37,000          878,750
C-MAC Industries, Inc. (Canada)(a)..................      8,825          228,126
Ingram Micro, Inc. Cl.A(a)..........................     50,000          770,000
Solectron Corp.(a)..................................     54,700          804,090
Tech Data Corp.(a)..................................     10,300          471,843
                                                                  --------------
                                                                       4,023,129
                                                                  --------------
Semi-Conductors-0.2%
Motorola, Inc. .....................................     18,000          299,520
                                                                  --------------
                                                                      10,522,195
                                                                  --------------
Capital Equipment-3.5%
Aerospace & Defense-0.5%
Goodrich Corp. .....................................     39,400          960,178
                                                                  --------------

Auto & Truck Parts-0.9%
Cummins, Inc. ......................................     18,000          652,680
Eaton Corp. ........................................     15,000        1,044,150
                                                                  --------------
                                                                       1,696,830
                                                                  --------------
Defense-1.0%
Lockheed Martin Corp. ..............................     16,100          747,845
Raytheon Co. .......................................     40,900        1,340,293
                                                                  --------------
                                                                       2,088,138
                                                                  --------------
Electrical Equipment-0.4%
Hubbell, Inc. Cl.B..................................     18,000          490,140
Thomas & Betts Corp. ...............................     15,200          310,232
                                                                  --------------
                                                                         800,372
                                                                  --------------


--------------------------------------------------------------------------------
                                               ALLIANCEBERNSTEIN VALUE FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                  Shares            Value
--------------------------------------------------------------------------------

Machinery-0.1%
Briggs & Stratton Corp. ............................      4,500   $      173,790
                                                                  --------------

Miscellaneous Capital Goods-0.6%
Minnesota Mining and Manufacturing Co. .............      1,300          148,954
Parker-Hannifin Corp. ..............................     20,400          837,420
Tyco International, Ltd. (Bermuda)..................      5,100          299,880
                                                                  --------------
                                                                       1,286,254
                                                                  --------------
                                                                       7,005,562
                                                                  --------------
Consumer Growth-3.1%
Drugs-1.5%
Bristol-Myers Squibb Co. ...........................     14,700          790,272
Eli Lilly & Co. ....................................      2,300          190,141
Merck & Co., Inc. ..................................     29,500        1,998,625
                                                                  --------------
                                                                       2,979,038
                                                                  --------------
Entertainment-0.4%
Viacom, Inc. Cl.B(a)................................      4,700          205,155
Walt Disney Co. ....................................     32,000          655,040
                                                                  --------------
                                                                         860,195
                                                                  --------------
Hospital Supplies-0.6%
Abbott Laboratories.................................     12,900          709,500
Johnson & Johnson...................................      6,000          349,500
                                                                  --------------
                                                                       1,059,000
                                                                  --------------
Publishing-0.5%
R. R. Donnelly & Sons Co. ..........................     31,700          928,810
                                                                  --------------

Radio - TV Broadcasting-0.1%
Liberty Media Corp. Series A(a).....................     16,200          213,030
                                                                  --------------
                                                                       6,040,073
                                                                  --------------
Non-Financial-1.9%
Building Material-0.6%
Masco Corp. ........................................     57,000        1,193,010
                                                                  --------------

Forest Products-0.1%
Louisiana-Pacific Corp. ............................     28,000          215,040
                                                                  --------------

Home Building-0.8%
KB HOME ............................................     19,000          638,780
Pulte Homes, Inc. ..................................     25,000          981,250
                                                                  --------------
                                                                       1,620,030
                                                                  --------------
Miscellaneous Building-0.4%
National Service Industries, Inc. ..................     15,000          238,800
Sherwin-Williams Co. ...............................     15,600          436,644
                                                                  --------------
                                                                         675,444
                                                                  --------------
                                                                       3,703,524
                                                                  --------------


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN VALUE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Shares or
                                                      Principal
                                                         Amount
Company                                                   (000)            Value
--------------------------------------------------------------------------------

Services-1.5%
Railroads-1.5%
Burlington Northern Santa Fe Corp. .................     42,925   $    1,258,132
Norfolk Southern Corp. .............................     41,800          810,502
Union Pacific Corp. ................................     16,600          913,830
                                                                  --------------
                                                                       2,982,464
                                                                  --------------
Total Common Stocks
   (cost $187,935,766)..............................                 187,212,448
                                                                  --------------

SHORT-TERM INVESTMENT-5.3%
Time Deposit-5.3%
State Street Euro Dollar
   1.50%, 12/03/01
   (cost $10,494,000)...............................    $10,494       10,494,000
                                                                  --------------

Total Investments-99.8%
   (cost $198,429,766)..............................              $  197,706,448
Other assets less liabilities--0.2%..................                    417,025
                                                                  --------------

Net Assets-100%.....................................              $  198,123,473
                                                                  ==============

(a)   Non-income producing security.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCEBERNSTEIN VALUE FUND o 15

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2001

Assets
Investments in securities, at value (cost $198,429,766) .......   $ 197,706,448
Cash ..........................................................             151
Receivable for shares of beneficial interest sold .............       2,224,746
Receivable for investment securities sold .....................         755,733
Dividends and interest receivable .............................         463,230
Deferred offering costs .......................................          60,655
                                                                  -------------
Total assets ..................................................     201,210,963
                                                                  -------------
Liabilities
Payable for investment securities purchased ...................       2,427,713
Payable for shares of beneficial interest redeemed ............         239,182
Advisory fee payable ..........................................         116,825
Distribution fee payable ......................................         114,297
Accrued expenses and other liabilities ........................         189,473
                                                                  -------------
Total liabilities .............................................       3,087,490
                                                                  -------------
Net Assets ....................................................   $ 198,123,473
                                                                  =============
Composition of Net Assets
Paid-in capital ...............................................   $ 198,914,881
Undistributed net investment income ...........................         420,497
Accumulated net realized loss on investments ..................        (488,587)
Net unrealized depreciation of investments ....................        (723,318)
                                                                  -------------
                                                                  $ 198,123,473
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($59,436,810 / 5,794,430 shares of beneficial interest
   issued and outstanding) ....................................          $10.26
Sales charge--4.25% of public offering price ..................             .46
                                                                         ------
Maximum offering price ........................................          $10.72
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($88,578,604 / 8,671,032 shares of beneficial interest
   issued and outstanding) ....................................          $10.22
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($38,661,214 / 3,785,125 shares of beneficial interest
   issued and outstanding) ....................................          $10.21
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($11,446,845 / 1,112,317 shares of beneficial interest
   issued and outstanding) ....................................          $10.29
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN VALUE FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
March 29, 2001(a) to November 30, 2001

Investment Income
Dividends (net of foreign taxes
   withheld of $115).........................   $    2,050,172
Interest.....................................          191,669    $   2,241,841
                                                --------------
Expenses
Advisory fee.................................          673,383
Distribution fee - Class A...................           82,179
Distribution fee - Class B...................          404,161
Distribution fee - Class C...................          179,761
Transfer agency..............................          129,363
Amortization of offering expenses............          125,389
Administrative...............................           92,000
Custodian....................................           70,988
Printing.....................................           57,818
Registration.................................           55,848
Audit and legal..............................           46,802
Organization expenses........................           35,150
Trustees' fees...............................           14,895
Miscellaneous................................            4,039
                                                --------------
Total expenses...............................        1,971,776
Less: expenses waived by the Advisor
   (see Note B)..............................          (34,500)
                                                --------------
Net expenses.................................                         1,937,276
                                                                  -------------
Net investment income........................                           304,565
                                                                  -------------
Realized and Unrealized Loss on
      Investment Transactions
Net realized loss on investment
   transactions..............................                          (488,587)
Net change in unrealized
   appreciation/depreciation
   of investments............................                          (723,318)
                                                                  -------------
Net loss on investments......................                        (1,211,905)
                                                                  -------------
Net Decrease in Net Assets
   from Operations...........................                     $    (907,340)
                                                                  =============

(a)   Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCEBERNSTEIN VALUE FUND o 17

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                             March 29, 2001(a)
                                                                    to
                                                               November 30,
                                                                   2001
                                                              =============
Increase (Decrease) in Net Assets
from Operations
Net investment income .................................       $     304,565
Net realized loss on investment transactions ..........            (488,587)
Net change in unrealized appreciation/
   depreciation of investments ........................            (723,318)
                                                              -------------
Net decrease in net assets from operations ............            (907,340)
Transactions in Shares of Beneficial Interest
Net increase ..........................................         199,005,813
                                                              -------------
Total increase ........................................         198,098,473
Net Assets
Beginning of period ...................................              25,000
                                                              -------------
End of period (including undistributed
   net investment income of $420,497) .................       $ 198,123,473
                                                              =============

(a)   Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2001

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the "Trust"), was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the Global Value Fund, the International Value Fund, the Small Cap Value Fund and the Value Fund (the "Funds"). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Value Fund (the "Fund"). The Fund commenced operations on March 29, 2001. The Fund offers Class A, Class B, Class C and Advisor Class shares. Prior to commencement of operations on March 29, 2001, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 2,480 shares of Class A and 10 shares each of Class B and Class C for the aggregate amount of $24,800 for Class A shares and $100 each for Class B and Class C shares on February 15, 2001. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar


--------------------------------------------------------------------------------
                                               ALLIANCEBERNSTEIN VALUE FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Organization and Offering Expenses

Organization expenses of $35,150 were charged to the Fund as incurred prior to commencement of operations. Offering expenses of $186,044 have been deferred and are being amortized on a straight-line basis over a one year period.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to non-deductible organization costs, resulted in a net increase in undistributed net investment income and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), a fee at an annual rate of .75% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), dated January 31, 2001, under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses for the period from December 12, 2000 (date of organization of the Fund) to March 27, 2002, to the extent necessary to prevent total fund operating expenses from exceeding the annual rate of 2.50% of average daily net assets for Class A shares, 3.20% of average daily net assets for Class B shares and Class C shares and 2.20% of average daily net assets for Advisor Class shares, respectively. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than March 27, 2004, provided that repayment does not result in the Fund's aggregate expenses in those subsequent periods exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses. During the period ended November 30, 2001, the Value Fund repaid $35,150 of organization expenses to the Adviser. At November 30, 2001, there were no expenses waived and reimbursed by the Adviser that are subject to repayment.

Pursuant to the Advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the period ended November 30, 2001, such fees amounted to $92,000 of which $34,500 were waived by the Adviser.


--------------------------------------------------------------------------------
                                               ALLIANCEBERNSTEIN VALUE FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

The Fund compensates Alliance Global Investor Services, Inc. ("AGIS") (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such fees amounted to $77,455 for the period ended November 30, 2001.

For the period ended November 30, 2001, the Fund's expenses were reduced by $926 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $58,885 from the sale of Class A shares and $2,036, $67,799 and $9,330 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the period ended November 30, 2001.

Brokerage commissions paid on investment transactions for the period ended November 30, 2001, amounted to $309,408, of which $185,762 was paid to Sanford
C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,419,294 and $272,862 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $205,359,488 and $16,935,135, respectively, for the period ended November 30, 2001. There were no purchases or sales of U.S. government or government agency obligations for the period ended November 30, 2001.

At November 30, 2001, the cost of investments for federal income tax purposes was $198,430,070. Accord-


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

ingly, gross unrealized appreciation of investments was $7,738,128 and gross unrealized depreciation of investments was $8,461,750 resulting in net unrealized depreciation of $723,622, excluding foreign currency transactions.

At November 30, 2001, the Fund had a capital loss carryforward of $488,283 which expires in 2009.

NOTE E

Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized, without par value, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Transactions in shares of beneficial interest were as follows:

                                    -----------------          -----------------
                                         Shares                     Amount
                                    -----------------          -----------------
                                    March 29, 2001(a)          March 29, 2001(a)
                                      to November 30,           to November 30,
                                                 2001                      2001
                                    --------------------------------------------
Class A
Shares sold                                 6,828,711           $    69,862,564
--------------------------------------------------------------------------------
Shares converted
   from Class B                                 1,111                    11,402
--------------------------------------------------------------------------------
Shares redeemed                            (1,037,872)              (10,371,565)
--------------------------------------------------------------------------------
Net increase                                5,791,950           $    59,502,401
================================================================================

Class B
Shares sold                                 9,168,477           $    94,159,231
--------------------------------------------------------------------------------
Shares converted
   to Class A                                  (1,116)                  (11,402)
--------------------------------------------------------------------------------
Shares redeemed                              (496,339)               (5,001,126)
--------------------------------------------------------------------------------
Net increase                                8,671,022           $    89,146,703
================================================================================

Class C
Shares sold                                 4,024,100           $    41,249,261
--------------------------------------------------------------------------------
Shares redeemed                              (238,985)               (2,367,005)
--------------------------------------------------------------------------------
Net increase                                3,785,115           $    38,882,256
================================================================================

Advisor Class
Shares sold                                 1,215,741           $    12,528,024
--------------------------------------------------------------------------------
Shares redeemed                              (103,424)               (1,053,571)
--------------------------------------------------------------------------------
Net increase                                1,112,317           $    11,474,453
================================================================================

(a)   Commencement of operations.


--------------------------------------------------------------------------------
                                               ALLIANCEBERNSTEIN VALUE FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended November 30, 2001.


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN VALUE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                    ------------     ------------     ------------     ------------
                                                                                          Advisor
                                       Class A         Class B           Class C           Class
                                    ------------     ------------     ------------     ------------
                                       March 29,        March 29,        March 29,        March 29,
                                      2001(a) to       2001(a) to       2001(a) to       2001(a) to
                                    November 30,     November 30,     November 30,     November 30,
                                            2001             2001             2001             2001
                                    ---------------------------------------------------------------
Net asset value, beginning
   of period ...................          $10.00           $10.00           $10.00           $10.00
                                    ---------------------------------------------------------------
Income From Investment
   Operations
Net investment income(b)(c) ....             .06              .01               -0-             .08
Net realized and unrealized gain
   on investment transactions ..             .20              .21              .21              .21
                                      -------------------------------------------------------------
Net increase in net asset value
   from operations .............             .26              .22              .21              .29
                                      -------------------------------------------------------------
Net asset value, end of period .          $10.26           $10.22           $10.21           $10.29
                                      =============================================================
Total Return
Total investment return based on
   net asset value(d) ..........            2.60%            2.20%            2.10%            2.90%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............         $59,437          $88,579          $38,661          $11,447
Ratio to average net assets of:
   Expenses, net of waivers(e) .            1.71%            2.42%            2.43%            1.40%
   Expenses, before waivers(e) .            1.74%            2.46%            2.47%            1.44%
   Net investment income(e) ....             .79%             .08%             .06%            1.14%
Portfolio turnover rate ........              14%              14%              14%              14%

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of fees and expenses waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.


--------------------------------------------------------------------------------
                                               ALLIANCEBERNSTEIN VALUE FUND o 25

----------------------------
REPORT OF ERNST & YOUNG, LLP
        INDEPENDENT AUDITORS
----------------------------

REPORT OF ERNST & YOUNG, LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of AllianceBernstein Trust

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Value Fund (one of the funds constituting the AllianceBernstein Trust) including the portfolio of investments, as of November 30, 2001, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from March 29, 2001 (commencement of operations) to November 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Value Fund at November 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the period from March 29, 2001 (commencement of operations) to November 30, 2001, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
January 11, 2002


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26 o ALLIANCEBERNSTEIN VALUE FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

share

A unit which represents ownership in a mutual fund or stock.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


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                                               ALLIANCEBERNSTEIN VALUE FUND o 27

----------------
ALLIANCE CAPITAL
----------------

Alliance Capital
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


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28 o ALLIANCEBERNSTEIN VALUE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                               ALLIANCEBERNSTEIN VALUE FUND o 29

-----------------
BOARD OF TRUSTEES
-----------------

BOARD OF TRUSTEES

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Marilyn G. Fedak, Senior Vice President
Steven Pisarkiewicz, Senior Vice President
Edmund P. Bergan, Jr., Secretary
Andrew L. Gangolf, Assistant Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Ropes & Gray
One International Place
Boston, MA, 02110

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll Free: (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN VALUE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund will change its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust will change its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund will change its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                               ALLIANCEBERNSTEIN VALUE FUND o 31

NOTES


--------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN VALUE FUND

AllianceBernstein Value Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

BVFAR1101